EXHIBIT 10.1.18

                       CHARMING SHOPPES RECEIVABLES CORP.

                                     Seller

                             SPIRIT OF AMERICA, INC.

                                    Servicer

                                       and

                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                     Trustee

               on behalf of the Series 2004-VFC Certificateholders

                       ----------------------------------

                           SERIES 2004-VFC SUPPLEMENT

                          Dated as of January 21, 2004

                                       to

                     SECOND AMENDED AND RESTATED POOLING AND

                               SERVICING AGREEMENT

                          Dated as of November 25, 1997

              and amended as of July 22, 1999 and as of May 8, 2001

                               up to $132,000,000

                          CHARMING SHOPPES MASTER TRUST

                                 SERIES 2004-VFC




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SECTION 1.    Designation.....................................................1

SECTION 2.    Definitions.....................................................1

SECTION 3.    Servicing Compensation.........................................17

SECTION 4.    Variable Funding Mechanics.....................................18

SECTION 5.    Optional Repurchase; Reassignment and Termination Provisions...20

SECTION 6.    Maximum Funded Amounts.........................................20

SECTION 7.    Delivery and Payment for the Series 2004-VFC Certificates......21

SECTION 8.    Article IV of Agreement........................................21

SECTION 9.    Article V of the Agreement.....................................34

SECTION 10.   Series Early Amortization Events...............................35

SECTION 11.   Series 2004-VFC Termination....................................36

SECTION 12.   Ratification of Agreement......................................36

SECTION 13.   Counterparts...................................................37

SECTION 14.   Governing Law..................................................37

SECTION 15.   No Petition....................................................37

SECTION 16.   Tax Representation and Covenant................................37

SECTION 17.   Amendments.....................................................37

SECTION 18.   Agent as Class A Certificateholder.............................37


EXHIBITS

EXHIBIT A-1  Form of Class A Certificate
EXHIBIT A-2  Form of Class B Certificate
EXHIBIT B    Form of Optional Amortization Payment Instructions and Notification
             to the Trustee
EXHIBIT C    Form of Monthly Payment Instructions and Notification to the
             Trustee
EXHIBIT D    Form of Monthly Certificateholders' Statement
EXHIBIT E    Form of Interest Rate Cap Agreement

     SERIES 2004-VFC SUPPLEMENT, dated as of January 21, 2004 (this "Supplement"), by and among CHARMING SHOPPES RECEIVABLES CORP., a Delaware corporation, as Seller (the "Seller"), SPIRIT OF AMERICA, INC., as Servicer (the "Servicer"), and WACHOVIA BANK, NATIONAL ASSOCIATION, as Trustee (the "Trustee") under the Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997 and amended as of July 22, 1999 and as of May 8, 2001 among the Seller, the Servicer and the Trustee (as amended from time to time, the "Agreement").

     Section 6.9 of the Agreement provides, among other things, that the Seller, the Servicer and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the delivery by the Trustee to the Seller for the execution and redelivery to the Trustee for authentication of one or more Series of Certificates.

     Pursuant to this Supplement, the Seller and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.

     SECTION 1.  Designation.

     (a) There is hereby created a Series of Investor Certificates to be issued in two classes pursuant to the Agreement and this Supplement and to be known together as the "Series 2004-VFC Certificates." The two classes shall be designated the Class A Floating Rate Asset Backed Certificates, Series 2004-VFC (the "Class A Certificates") and the Class B Floating Rate Asset Backed Certificates, Series 2004-VFC (the "Class B Certificates"). The Class A Certificates and the Class B Certificates shall be substantially in the form of Exhibits A-1 and A-2, hereto, respectively.

     (b) Series 2004-VFC shall be included in Group One. Series 2004-VFC shall not be subordinated to any other Series.

     SECTION 2. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Supplement shall govern with respect to this Series. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 2004-VFC Certificates and no other Series of Certificates or Receivables Purchase Series issued by the Trust.

     "Accrued Costs" means, with respect to any Distribution Date, the sum of
(i) the Class A Monthly Interest for such Distribution Date, plus (ii) the Class A Additional Amounts, if any, for such Distribution Date.

     "Adjusted Excess Yield Percentage" shall mean, with respect to any Distribution Date, the excess, if any, of (i) the Portfolio Net Yield for the related Due Period over (ii) the Base Rate for such Distribution Date.

     "Administrator" shall mean Barclays Bank PLC, as administrator for the initial Class A Purchaser.

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     "Agent" is defined in Section 18.

     "Agreement" is defined in the preamble hereto.

     "Amortization Period" shall mean, unless an Early Amortization Event shall have occurred prior thereto, the period commencing at the close of business on the earlier to occur of (i) the Purchase Expiration Date (or such later date as shall have been agreed to by the Seller and each Series 2004-VFC Certificateholder) and (ii) the second anniversary of the Closing Date and ending on the earlier to occur of (a) the commencement of the Early Amortization Period, and (b) the Series 2004-VFC Termination Date, provided that the Seller may, by written notice to the Trustee and each Series 2004-VFC Certificateholder (and so long as the Early Amortization Period has not begun), cause the Amortization Period to begin on any date earlier than the one otherwise specified above.

     "Available Funds" shall mean, with respect to any Distribution Date, an amount equal to the sum (without duplication) of (i) all Collections of Finance Charge Receivables received during the related Due Period and allocated to the Series 2004-VFC Certificates, (ii) the interest and earnings on funds on deposit in the Series Cash Collateral Account and the Spread Account for such Due Period deposited into the Collection Account pursuant to Sections 4.16 and 4.17 on the related Distribution Date and (iii) the amount of any Cap Payment with respect to such Distribution Date and the amount of any payments due from the Cap Provider but not paid with respect to any prior date (to the extent received by the Trustee).

     "Available Principal Collections" shall mean, (i) with respect to any Optional Amortization Date that is not also a Distribution Date, all Collections of Principal Receivables previously allocated to the Series 2004-VFC Certificateholders pursuant to Section 4.5(a)(ii), (a)(iii), (b)(ii) and
(b)(iii) then on deposit in the Collection Account and (ii) with respect to any Distribution Date, the sum of (a) the Principal Allocation Percentage of all Collections of Principal Receivables for the related Due Period minus any such Collections of Principal Receivables used to make an Optional Amortization, minus the amount of Reallocated Class B Principal Collections with respect to such Due Period which pursuant to Section 4.12 are required to fund the Class A Required Amount, (b) any Shared Principal Collections with respect to other Series in Group One that are allocated to Series 2004-VFC in accordance with
Section 4.15 for such Distribution Date, and (c) any other amounts which pursuant to Section 4.9(a) (iv), (v), (vi) and (vii) or Section 4.11 (to the extent allocable to the Class A Investor Loss Amount or the Class A Dilution Amount) for such Due Period (other than such amounts paid from Reallocated Class B Principal Collections) are to be treated as Available Principal Collections for such Distribution Date.

     "Available Series Cash Collateral Amount" shall mean with respect to any date, the amount on deposit in the Series Cash Collateral Account on such date (such amount calculated before giving effect to any deposit to, or withdrawal from, the Series Cash Collateral Account to be made with respect to such date).

     "Available Shared Principal Collections" shall mean, with respect to any date, the amount of Shared Principal Collections available for distribution in connection with an Optional Amortization.

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

     "Average Class A Funded Amount" shall mean, with respect to any Interest Period, the quotient of (a) the sum of the Class A Funded Amount as of each day in such Interest Period, divided by (b) the number of days in such Interest Period.

     "Average Class B Funded Amount" shall mean, with respect to any Interest Period, the quotient of (a) the sum of the Class B Funded Amount as of each day in such Interest Period, divided by (b) the number of days in such Interest Period.

     "Average Maximum Class A Funded Amount" shall mean, with respect to any Interest Period, the quotient of (a) the sum of the Maximum Class A Funded Amount as of each day in such Interest Period, divided by (b) the number of days in such Interest Period.

     "Average Maximum Class B Funded Amount" shall mean, with respect to any Interest Period, the quotient of (a) the sum of the Maximum Class B Funded Amount as of each day in such Interest Period, divided by (b) the number of days in such Interest Period.

     "Base Rate" means, with respect to any Distribution Date, the annualized percentage equivalent of a fraction (calculated on the basis of a 365/366 day year, as applicable), the numerator of which is the sum of (i) the Accrued Costs for such Distribution Date, plus (ii) the Investor Monthly Servicing Fee for the related Due Period plus (iii) the Class B Monthly Interest and Class B Additional Amounts payable on the Class B Certificates, in each case, for such Distribution Date, and the denominator of which is the Weighted Average Investor Interest for the related Due Period; provided, however, that the Base Rate for the December, 2003 Due Period shall be deemed to be 5.04% and for the November, 2003 Due Period, 5.20%; provided, further, that for any Distribution Date after the Closing Date which relates to a Due Period during which the Weighted Average Investor Interest is zero, the Base Rate shall be the Hypothetical Base Rate for such Distribution Date.

     "Breakage Payment" is defined in Section 4.6(c).

     "Calculation Date" shall mean the date of any Class A Incremental Funding and each Distribution Date.

     "Cap Agreement" shall mean the interest rate cap agreement dated on or prior to the initial Incremental Funding between Fashion Service Corp. and the Cap Provider and assigned to the Trust for the benefit of the Series 2004-VFC Certificateholders in substantially the form attached hereto as Exhibit E, or any Replacement Interest Rate Cap therefore.

     "Cap Payment" shall mean, with respect to a Distribution Date, the payment, if any, received from the Cap Provider on the day preceding such Distribution Date, as determined pursuant to the Cap Agreement.

     "Cap Provider" shall mean the initial counterparty under the Cap Agreement, or any successor or assign thereto appointed as provided in the Cap Agreement, in its individual capacity pursuant to the Cap Agreement, or if any Replacement Interest Rate Cap is obtained therefor pursuant to Section 4.18, such replacement cap provider, it being understood that the initial counterparty and any replacement cap provider shall be required to have short-term debt obligations which are rated at least A-1 by Standard & Poor's and P-1 by Moody's.

     "Cap Replacement Event" shall mean (i) (x) any Cap Provider shall fail to make any payment required to be made by it pursuant to the Cap Agreement and such failure shall continue for three Business Days, (y) the withdrawal of or reduction below A-1 in the senior unsecured, unguaranteed, short-term debt rating of a Cap Provider by Standard & Poor's or a withdrawal of or reduction below P-1 of the unsecured, unguaranteed, short-term debt rating of a Cap Provider by Moody's, or (z) any Cap Agreement shall terminate or shall not be extended in connection with the extension of the Purchase Expiration Date and
(ii) the Servicer shall fail to enter into a Replacement Interest Rate Cap within 30 days of the occurrence of any event described in clause (i).

     "Certificate Purchase Agreement" shall mean the Certificate Purchase Agreement among Seller, Servicer, the Conduit Purchaser, the Administrator and the Class B Certificateholder, as supplemented by the Fee Letter referred to (and defined) therein and as the same may be amended or otherwise modified from time to time. The Certificate Purchase Agreement is hereby designated a "Transaction Document" for all purposes of the Agreement and this Supplement.

     "Change in Control" means, as to Seller, Servicer or Originator, that any person or group of related persons (excluding Charming Shoppes, Inc. and its Affiliates) gains beneficial ownership of a majority in voting interest of the outstanding voting stock of Seller, Servicer or Originator or has caused to be elected a majority of the Board of Directors of Seller, Servicer or Originator.

     "Class A Additional Amounts" is defined in Section 4.6(b).

     "Class A Certificate Rate" shall mean, for any Interest Period, a per annum interest rate which if multiplied by the Class A Investor Interest as of the last day of such Interest Period would produce, on the basis of a 360 day year (based on actual days elapsed), as the case may be, an amount equal to the Cost of Funds (as defined in the Certificate Purchase Agreement) for such Interest Period.

     "Class A Certificateholder" shall mean each Person in whose name a Class A Certificate is registered in the Certificate Register.

     "Class A Certificates" shall mean any of the certificates executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

     "Class A Fixed Allocation Percentage" shall mean, for any Due Period during the Fixed Allocation Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, (a) the numerator of which is the Class A Investor Interest as of the close of business on the last day of the Revolving Period and (b) the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

     "Class A Floating Allocation Percentage" shall mean, (a) with respect to any Due Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction (i) the


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numerator of which is equal to the Weighted Average Class A Investor Interest during such Due Period and (ii) the denominator of which is equal to the Weighted Average Investor Interest for such Monthly Period, and (b) with respect to any day, the percentage equivalent of a fraction (i) the numerator of which is equal to the Class A Investor Interest at the close of business on the preceding Business Day and (ii) the denominator of which is equal to the Investor Interest at the close of business on such preceding Business Day.

     "Class A Funded Amount" shall mean, with respect to any date of determination, an amount equal to the result of (a) the Class A Initial Investor Interest, plus (b) the aggregate amount of all Class A Incremental Funded Amounts for all Class A Incremental Fundings occurring on or prior to such date, minus (c) the aggregate amount of principal payments made on the Class A Certificates prior to such date. As applied to any particular Class A Certificate, the "Class A Funded Amount" means the portion of the overall Class A Funded Amount represented by that Certificate.

     "Class A Incremental Funded Amount" shall mean the amount of the increase in the Class A Funded Amount occurring as a result of any Class A Incremental Funding, which amount shall equal the aggregate amount of the purchase price paid by the Conduit Purchaser with respect to that Class A Incremental Funding pursuant to the Certificate Purchase Agreement and Section 4 hereof.

     "Class A Incremental Funding" shall mean any increase in the Class A Funded Amount during the Revolving Period made pursuant to the Certificate Purchase Agreement.

     "Class A Initial Investor Interest" shall mean the aggregate initial principal amount of the Class A Certificates, which is $0.

     "Class A Investor Allocation" shall mean, with respect to any Due Period or any date during any Due Period, as applicable, (a) with respect to Loss Amounts and the Series 2004-VFC Investor Dilution Amount, the Weighted Average Class A Floating Allocation Percentage, (b) with respect to Collections of Finance Charge Receivables at any time and Collections of Principal Receivables during the Revolving Period, the Class A Floating Allocation Percentage and (c) with respect to Collections of Principal Receivables during the Fixed Allocation Period, the Class A Fixed Allocation Percentage.

     "Class A Investor Charge-Offs" is defined in subsection 4.10(a).

     "Class A Investor Dilution Amount" shall mean, for any Distribution Date, an amount equal to the product of (a) the Series 2004-VFC Investor Dilution Amount for such Distribution Date and (b) the Weighted Average Class A Floating Allocation for the related Due Period.

     "Class A Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class A Funded Amount on that date, minus (b) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs pursuant to Section 4.10(a) over Class A Investor Charge-Offs reimbursed pursuant to
Section 4.9(a)(v), 4.11 or 4.16 prior to such date of determination; provided that the Class A Investor Interest may not be reduced below zero.

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     "Class A Investor Loss Amount" shall mean, with respect to each
Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the related Due Period and (b) the Weighted Average Class A Floating Allocation Percentage applicable for the related Due Period.

     "Class A Monthly Interest" shall mean the monthly interest distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.6(a).

     "Class A Monthly Principal" shall mean the monthly principal distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.7(a).

     "Class A Non-Use Fee" is defined in Section 4.6(b).

     "Class A Optional Amortization" is defined in Section 4(b).

     "Class A Optional Amortization Amount" is defined in Section 4(b).

     "Class A Required Amount" is defined in subsection 4.8(a).

     "Class A Scheduled Final Payment Date" shall mean the twelfth Distribution Date following the termination of the Revolving Period.

     "Class B Additional Amounts" is defined in Section 4.6(e).

     "Class B Certificate Rate" shall mean, for any Interest Period, the rate specified in the Certificate Purchase Agreement as the Class B Certificate Rate for such Interest Period.

     "Class B Certificateholder" shall mean each Person in whose name a Class B Certificate is registered in the Certificate Register.

     "Class B Certificates" shall mean any of the certificates executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

     "Class B Fixed Allocation Percentage" shall mean, with respect to any Due Period during a Fixed Allocation Period, the excess (if any) of 100% over the Class A Fixed Allocation Percentage for such Due Period.

     "Class B Floating Allocation Percentage" shall mean, with respect to any Due Period, the excess (if any) of 100% over the Class A Floating Allocation Percentage for such Due Period.

     "Class B Funded Amount" shall mean, with respect to any date of determination, an amount equal to the result of (a) the Class B Initial Investor Interest, plus (b) the aggregate amount of all Class B Incremental Funded Amounts for all Class B Incremental Fundings occurring on or prior to such date, minus (c) the aggregate amount of principal payments made to the Class B Certificateholders prior to such date. As applied to any particular Class B Certificate, the "Class B Funded Amount" means the portion of the overall Class B Funded Amount represented by that Certificate.

                                       6
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     "Class B Incremental Funded Amount" shall mean the amount of each increase in the Class B Funded Amount occurring as a result of any Class B Incremental Funding, which amount shall equal the aggregate amount of the purchase price paid by the Class B Certificateholders with respect to that Class B Incremental Funding pursuant to the Certificate Purchase Agreement and Section 4 hereof.

     "Class B Incremental Funding" shall mean any increase in the Class B Funded Amount during the Revolving Period made pursuant to the Certificate Purchase Agreement and Section 4 hereof.

     "Class B Initial Investor Interest" shall mean the aggregate initial principal amount of the Class B Certificates, which is $0.

     "Class B Investor Allocation" shall mean, with respect to any Due Period or any date during any Due Period, as applicable, (a) with respect to Loss Amounts and the Series 2004-VFC Investor Dilution Amount, the Weighted Average Class B Floating Allocation Percentage, (b) with respect to Collections of Finance Charge Receivables at any time and Collections of Principal Receivables during the Revolving Period, the Class B Floating Allocation Percentage and (c) with respect to Collections of Principal Receivables during the Fixed Allocation Period, the Class B Fixed Allocation Percentage.

     "Class B Investor Charge-Offs" is defined in subsection 4.10(b).

     "Class B Investor Dilution Amount" shall mean, for any Distribution Date, an amount equal to the product of (a) the Series 2004-VFC Investor Dilution Amount for such Distribution Date and (b) the Weighted Average Class B Floating Allocation for the related Due Period.

     "Class B Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class B Funded Amount on such date, minus (b) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates pursuant to subsection 4.10(b), minus (c) the aggregate amount of Reallocated Class B Principal Collections allocated pursuant to subsection 4.12 on all prior Distribution Dates, minus (d) an amount equal to the amount by which the Class B Investor Interest has been reduced on all prior Distribution Dates pursuant to subsection 4.10(a) and plus (e) the aggregate amount of Available Funds and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsections 4.9 and 4.11 for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (b), (c) and (d); provided, however, that the Class B Investor Interest may not be reduced below zero.

     "Class B Investor Loss Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the related Due Period and (b) the Weighted Average Class B Floating Allocation Percentage applicable for the related Due Period.

     "Class B Monthly Interest" shall mean the monthly interest distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.6(d).

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     "Class B Monthly Principal" shall mean the monthly principal distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.7(b).

     "Class B Non-Use Fee" is defined in Section 4.6(e).

     "Class B Optional Amortization" is defined in Section 4(e).

     "Class B Optional Amortization Amount" is defined in Section 4(e).

     "Closing Date" shall mean January 21, 2004.

     "Conduit Purchaser" shall mean Sheffield Receivables Corporation, a Delaware Corporation.

     "Controlled Amortization Amount" shall mean for any Distribution Date with respect to the Amortization Period prior to the payment in full of the Class A Investor Interest, the Class A Investor Interest as of the close of business on the last day of the Revolving Period divided by twelve.

     "Controlled Amortization Shortfall" initially shall mean zero and thereafter shall mean, with respect to any Due Period during the Amortization Period, the excess, if any, of the Controlled Payment Amount for the previous Due Period over the amounts distributed pursuant to Section 4.9(c)(i) with respect to the Class A Certificates for the previous Due Period.

     "Controlled Payment Amount" shall mean, with respect to any Distribution Date, the sum of (a) the Controlled Amortization Amount for such Distribution Date and (b) any existing Controlled Amortization Shortfall; provided that (a) Seller may designate any amount greater than the foregoing as the Controlled Payment Amount upon five Business Days' notice to the Series 2004-VFC Certificateholders prior to the related Distribution Date and (b) in no event will the Controlled Payment Amount exceed the Class A Investor Interest.

     "Controlling Certificateholders" shall mean (a) on any date of determination on which the Class A Investor Interest is greater than zero, Class A Certificateholders owning Class A Certificates evidencing more than 50% of the sum of the Class A Investor Interest, and (b) thereafter, Class B
Certificateholders owning Class B Certificates evidencing more than 50% of the Class B Investor Interest.

     "Cumulative Principal Shortfall" shall mean the sum of the Principal Shortfalls (as such term is defined in each of the related Supplements or Receivables Purchase Agreement) for each Series in Group One that are Principal Sharing Series.

     "Designated Class A Investor Interest" means at any time, the Class B Investor Interest at such time divided by the Required B Enhancement Multiplier at such time.

     "Early Amortization Period" shall mean the period commencing at the close of business on the Business Day immediately preceding the day on which an Early Amortization Event with respect to Series 2004-VFC is deemed to have occurred, and ending on the Series 2004-VFC Termination Date.

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

     "Enhancement" shall mean with respect to the Class A Certificates, the subordination of the Class B Certificates, the Series Cash Collateral Account and the Spread Account.

     "Enhancement Provider" shall mean the Class B Certificateholders.

     "Enhancement Surplus" shall mean, with respect to any Distribution Date, the excess, if any, of (a) the Specified Enhancement Amount (after giving effect to any reductions made with respect to such date other than as the result of the existence of an Enhancement Surplus) over (b) the Required Enhancement Amount.

     "Eurodollar Rate" is defined in the Certificate Purchase Agreement.

     "Fee Letter" is defined in the Certificate Purchase Agreement.

     "Finance Charge Shortfall" is defined in subsection 4.14(b).

     "Fixed Allocation Percentage" means, with respect to any date during an Amortization Period, the percentage equivalent of a fraction (a) the numerator of which is equal to the Investor Interest at the close of business on the last day of the Revolving Period and (b) the denominator of which is equal to the greater of (i) the Principal Receivables in the Trust at the close of business on the last day of the Revolving Period and (ii) the sum of the numerators used to calculate the Investor Percentages for allocations with respect to Principal Receivables for all outstanding Series on such date.

     "Fixed Allocation Period" shall mean the Amortization Period or the Early Amortization Period.

     "Fixed Period" is defined in Section 4.6(a).

     "Fixed Principal Allocation Date" shall mean the earlier of (a) the date on which an Early Amortization Event with respect to Series 2004-VFC is deemed to have occurred; and (b) the date on which the Amortization Period with respect to Series 2004-VFC commences.

     "Floating Allocation Percentage" shall mean,

          (a) with respect to any Due Period, the percentage equivalent of a fraction (i) the numerator of which is equal to the Weighted Average Investor Interest during such Due Period and (ii) the denominator of which is equal to the greater of (A) the Average Principal Receivables in the Trust during such Due Period, and (B) the sum of the numerators used to calculate the Investor/Purchaser Percentages for such Due Period allocations with respect to Finance Charge Receivables, Series Dilution Amounts, Principal Receivables or Loss Amounts, as applicable, for all outstanding Series on such date of determination in clause (a)(i); and

          (b) with respect to any day, the percentage equivalent of a fraction
     (i) the numerator of which is equal to the Investor Interest at the close of business on the preceding day and (ii) the denominator of which is equal to the greater of (A) the Principal Receivables in the Trust at the close of business on such preceding day, and (B)


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the sum of the numerators used to calculate the Investor/Purchaser Percentages for all outstanding Series for allocations with respect to Finance Charge Receivables, Series Dilution Amounts, Principal Receivables or Loss Amounts, as applicable, for all such Series on such date of determination in clause (b)(i).

     "Funding Tranche" is defined in Section 4.6(a).

     "Group One" shall mean Series 2004-VFC and each other Series specified in the related Supplement or Receivables Purchase Agreement to be included in Group One.

     "Hypothetical Base Rate" means, for any Distribution Date, the sum of: (x) the Eurodollar Rate for the Interest Period related to such Distribution Date,
(y) the Series Servicing Fee Percentage and (z) the percentage set forth in part
(a) of the definition of "Applicable Margin" as set forth in the Fee Letter.

     "Hypothetical Portfolio Net Yield" shall mean, respect to any Due Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum (without duplication) of (a) Collections of Finance Charge Receivables allocated to all outstanding Certificate Series for such Due Period, and (b) the amount of any interest and earnings on amounts on deposit in the Excess Funding Account allocated to all outstanding Certificate Series during such Due Period, such sum to be calculated on a cash basis after subtracting all Loss Amounts allocated to all outstanding Certificate Series for such Due Period, and the denominator of which is the weighted average Investor Interest for all outstanding Certificate Series during such Due Period.

     "Incremental Funding" shall mean a Class A Incremental Funding or a Class B Incremental Funding.

     "Initial Investor Interest" shall mean the sum of the Class A Initial Investor Interest and the Class B Initial Investor Interest.

     "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the previous Distribution Date through the day preceding such Distribution Date, except that the initial Interest Period shall be the period from and including the Closing Date through the day preceding the initial Distribution Date.

     "Investor Interest" shall mean, with respect to any date of determination, an amount equal to the sum of (a) the Class A Investor Interest, and (b) the Class B Investor Interest for such date.

     "Investor Loss Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the aggregate of the Loss Amounts for the related Due Period and (b) the Floating Allocation Percentage for such Due Period.

     "Investor Monthly Servicing Fee" is defined in Section 3 of this
Supplement.

     "Investor/Purchaser Percentage" shall mean, with respect to Collections of Principal Receivables, the Principal Allocation Percentage, with respect to Collections of Finance Charge

Receivables, the Floating Allocation Percentage, and with respect to Loss Amounts or Series Dilution Amounts, the Weighted Average Investor Floating Allocation Percentage.

     "Liquidity Provider" is defined in the Certificate Purchase Agreement.

     "Maximum Class A Funded Amount" shall mean, as of any day, $100,000,000, as such amount may be increased or decreased from time to time pursuant to Section 6 of this Supplement. As applied to any particular Class A Certificate, the "Maximum Class A Funded Amount" means the portion of the overall Maximum Class A Funded Amount represented by that Certificate.

     "Maximum Class B Funded Amount" shall mean, as of any day, $32,000,000, as such amount may be increased or decreased from time to time pursuant to the Certificate Purchase Agreement. As applied to any particular Class B Certificate, the "Maximum Class B Funded Amount" means the portion of the overall Maximum Class B Funded Amount represented by that Certificate.

     "Minimum Seller Interest" shall mean, for Series 2004-VFC, as of any date of determination, the product of 2% and the Class A Investor Interest as of such date.

     "Monthly Interest" shall mean, with respect to any Distribution Date, the sum of (a) the Class A Monthly Interest and (b) the Class B Monthly Interest, each with respect to such Distribution Date.

     "Optional Amortization" shall mean a Class A Optional Amortization or Class B Optional Amortization.

     "Optional Amortization Date" is defined in Section 4(b) of this Supplement.

     "Optional Amortization Notice" is defined in Section 4(b) of this Supplement.

     "Portfolio Net Yield" shall mean, with respect to any Due Period, the annualized percentage equivalent of a fraction (calculated on the basis of a 365/366 day year, as applicable), the numerator of which is an amount equal to the sum (without duplication) of (a) the Floating Allocation Percentage of Collections of Finance Charge Receivables for such Due Period, and (b) the amount of any interest and earnings on each of the Series Cash Collateral Account and the Spread Account deposited in the Collection Account pursuant to Sections 4.16 and 4.17 on the related Distribution Date, such sum to be calculated on a cash basis after subtracting the Investor Loss Amount for such Due Period, and the denominator of which is the Weighted Average Investor Interest for such Due Period; provided, however, that the Portfolio Net Yield for the December, 2003 Due Period shall be deemed to be 20.74% and for the November, 2003 Due Period, 17.42%; provided, further, that for any Due Period after the Closing Date during which the Weighted Average Investor Interest is zero, the Portfolio Net Yield shall be the Hypothetical Portfolio Net Yield for such Due Period.

     "Principal Allocation Percentage" shall mean, (a) with respect to any Due Period (including any day within such Due Period) occurring prior to the Fixed Principal Allocation Date, the Floating Allocation Percentage for such Due Period, and (b) with respect to any Due

Period (including any day within such Due Period) occurring on or after the Fixed Principal Allocation Date, the Fixed Allocation Percentage for such Due Period.

     "Principal Shortfall" shall mean, as the context requires, any of the following: (a) on any Distribution Date with respect to the Amortization Period, the amount by which the Controlled Payment Amount for the prior Due Period exceeds the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections); and (b) on any Distribution Date with respect to the Early Amortization Period, the amount by which the sum of the Investor Interest exceeds the Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

     "Purchase Expiration Date" is defined in the Certificate Purchase
Agreement.

     "Rating Agency Condition" shall mean for purposes of this Series 2004-VFC, with respect to any action, that the Administrator shall have consented to such action; it being understood that the Administrator shall be deemed to be the "Rating Agency" for purposes of any proposed action that requires satisfaction of the Rating Agency Condition.

     "Reallocated Class B Principal Collections" shall mean, with respect to any Distribution Date, Collections of Principal Receivables allocated to the Class B Investor Interest applied in accordance with subsection 4.12 in an amount not to exceed the amount described in subsection 4.5(a)(ii) during the Revolving Period and subsection 4.5(b)(ii) during the Accumulation Period; provided, however, that such amount shall not exceed the Class B Investor Interest after giving effect to any Class B Investor Charge-Offs for such Distribution Date.

     "Record Date" shall mean, for purposes of Series 2004-VFC with respect to any Distribution Date or Optional Amortization Date, the date falling five Business Days prior to such date.

     "Refinancing Date" is defined in Section 4(c).

     "Replacement Interest Rate Cap" shall mean any replacement interest rate cap having substantially similar terms and conditions as the Cap Agreement that it replaces.

     "Required B Enhancement Multiplier"is defined in the Fee Letter.

     "Required CCA Enhancement Multiplier" is defined in the Fee Letter.

     "Required CCA Floor Amount" shall mean,

          (a) as of any date of determination on which the Class A Investor Interest is greater than zero, the greater of: (i) the result of multiplying the Class A Investor Interest by 0.03 and (ii) $1,000,000.00; and

          (b) as of any other date of determination, zero.

     "Required Class B Amount" shall mean, as of any date of determination, the product of the Designated Class A Investor Interest times the Required B Enhancement Multiplier.

     "Required Draw Amount" is defined in Section 4.16 of this Supplement.

     "Required Enhancement Amount" shall mean, with respect to any date of determination, the sum of (x) the Required Series Cash Collateral Amount, plus
(y) the Required Class B Amount.

     "Required Series Cash Collateral Amount" shall mean, as of any date of determination, the result of the following calculation:

     (a) determine an amount equal to (i) the Class A Investor Interest on such date less (ii) the Designated Class A Investor Interest.

     (b) multiply the amount determined pursuant to clause (a) by the Required CCA Enhancement Multiplier, the product of which multiplication shall be the Required Series Cash Collateral Amount.

     "Required Spread Account Amount" means (x) with respect to any Calculation Date on which the Class A Investor Interest is greater than zero, (i) the Spread Account Percentage times (ii) the Class A Investor Interest as of the related Calculation Date (after giving effect to any Incremental Funding on such date), except that if the Spread Account Percentage under clause (i) and the Investor Interest under clause (ii) are calculated on any date after the conclusion of the Revolving Period, such percentage and amount shall be calculated as of the close of business on the last day of the Revolving Period, and (y) otherwise, zero.

     "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the earlier of (a) the day the Amortization Period commences or (b) the day the Early Amortization Period commences.

     "Seller" is defined in the preamble hereto.

     "Series 2004-VFC" shall mean the Series of the Charming Shoppes Master Trust represented by the Series 2004-VFC Certificates.

     "Series 2004-VFC Certificateholder" shall mean the Holder of record of any Series 2004-VFC Certificates.

     "Series 2004-VFC Certificates" shall mean the Class A Certificates and the Class B Certificates.

     "Series 2004-VFC Investor Dilution Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Series Percentage for the related Due Period and (b) any Series Dilution Amount remaining after giving effect to any addition of Accounts and other actions taken pursuant to Sections 4.3(d) and 2.6.

     "Series 2004-VFC Termination Date" shall mean the earliest to occur of (a) the first date following the end of the Revolving Period on which the Series 2004-VFC Certificates are paid in full, (b) the forty-second Distribution Date following the Class A Scheduled Final Payment Date, or (c) the date of termination of the Trust pursuant to Section 12.1.

     "Series 2004-VFC Unfunded Dilution Amount" shall mean, on any Distribution Date, an amount equal to any unfunded Series 2004-VFC Investor Dilution Amount remaining after application of Available Funds pursuant to subsection 4.9(a) and Shared Excess Finance Charge Collections in accordance with Section 4.11.

     "Series Account" means the Series Cash Collateral Account.

     "Series Cash Collateral Account" is defined in Section 4.16(a).

     "Series Early Amortization Event" is defined in Section 10 of this Supplement.

     "Series Investor Interest" shall mean, on any date of determination, an amount equal to the sum of (i) the Class A Investor Interest and (ii) the Class B Investor Interest.

     "Series Servicing Fee Percentage" shall mean 2.0%.

     "Shared Excess Finance Charge Collections" shall mean, with respect to any Distribution Date, as the context requires, either (a) the aggregate amount of Collections of Finance Charge Receivables allocated to the Series 2004-VFC Certificates but available to cover Finance Charge Shortfalls for other Series in Group One, if any, or (b) the aggregate amount of Collections of Finance Charge Receivables and other amounts allocable to other Series in Group One in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover any Finance Charge Shortfall with respect to the Series 2004-VFC Certificates as described in Section 4.14.

     "Shared Principal Collections" shall mean, as the context requires, either
(a) the amount allocated to the Series 2004-VFC Certificates which may be applied to cover Principal Shortfalls with respect to other outstanding Series in Group One, or (b) the amounts allocated to the Investor Certificates of other Series in Group One that the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 2004-VFC Certificates pursuant to Section 4.15.

     "Specified Enhancement Amount" shall mean, at any time, the sum of the Available Series Cash Collateral Amount plus the Class B Investor Interest.

     "Spread Account" is defined in Section 4.17 of this Supplement.

     "Spread Account Amount" shall mean with respect to any date, the amount on deposit in the Spread Account on such date (such amount calculated before giving effect to any deposit to, or withdrawal from, the Spread Account to be made with respect to such date).

     "Spread Account Percentage" shall mean, with respect to any Calculation Date, the "Required Percentage" set forth in the right column of the table set forth below that corresponds to the applicable range for the Tested Percentage in effect for the preceding Distribution Date (or if such Calculation Date is also a Distribution Date, for such Distribution Date):

------------------------------------------------------------------------------
                    Tested Percentage             Required Percentage
------------------------------------------------------------------------------
------------------------------------------------------------------------------
equal to or greater than 6.0%                            0.0%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
equal to or greater than 5.0% but less than 6.0%         2.0%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
equal to or greater than 4.0% but less than 5.0%         3.0%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
equal to or greater than 3.0% but less than 4.0%         4.0%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
equal to or greater than 2.0% but less than 3.0%         7.0%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
less than 2.0%                                           9.0%
------------------------------------------------------------------------------

     provided, however, the Tested Percentage for any Calculation Date during February, 2004 shall be the average of the Adjusted Excess Yield Percentage for the February, 2004 Distribution Date (or, if such Calculation Date occurs prior to the February, 2004 Distribution Date, 15.73%), 15.73% and 12.05% and the Tested Percentage for any Calculation Date during March, 2004 shall be the average of the Adjusted Excess Yield Percentage for the March, 2004 Distribution Date (or, if such Calculation Date occurs prior to the March, 2004 Distribution Date, 15.73%), for the February, 2004 Distribution Date and 15.73%.

     *If the "Required Percentage" is increased for any Distribution Date, the "Required Percentage" for any succeeding Distribution Date shall not be decreased until the applicable Tested Percentage falls within the range specified for a lower "Required Percentage" for three consecutive Distribution Periods; provided that the Required Percentage shall not be reduced if the Early Amortization Period shall have commenced.

     "Supplement" is defined in the preamble hereto.

     "Tested Percentage" means, with respect to any Calculation Date, the average of the Adjusted Excess Yield Percentages for the three most recent Distribution Dates (including such Calculation Date).

     "Trustee" is defined in the preamble hereto.

     "Weighted Average Class A Floating Allocation Percentage" shall mean, for any Due Period, the quotient of (a) the sum of the Class A Floating Allocation Percentage determined as of each day in that Due Period, divided by (b) the number of days in that Due Period.

     "Weighted Average Class A Investor Interest" shall mean, for any Due Period, the quotient of (a) the sum of the Class A Investor Interest determined as of each day in that Due Period, divided by (b) the number of days in that Due Period.

     "Weighted Average Class B Floating Allocation Percentage" shall mean, for any Due Period, the quotient of (a) the sum of the Class B Floating Allocation Percentage determined as of each day in that Due Period, divided by (b) the number of days in that Due Period.

     "Weighted Average Class B Investor Interest" shall mean, for any Due Period or Interest Period, as applicable, the quotient of (a) the sum of the Class B Investor Interest determined as of each day in that Due Period or Interest Period, as applicable, divided by (b) the number of days in that Due Period, or Interest Period, as applicable.

     "Weighted Average Investor Floating Allocation Percentage" shall mean, for any Due Period, the quotient of (a) the sum of the Floating Allocation Percentages determined as of each day in that Due Period, divided by (b) the number of days in that Due Period.

     "Weighted Average Investor Interest" shall mean, for any Due Period, the quotient of (a) the sum of the Investor Interest determined as of each day in that Due Period, divided by (b) the number of days in that Due Period.

     "Write Down Accrual" shall mean, for any Payment Date, an amount equal to the product of (x) the Class A Certificate Rate for the related Interest Period times (y) the Write Down Amount for the preceding Distribution Date times (z) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360.

     "Write Down Amount" shall mean, for any Distribution Date, the amount, if any, by which the Class A Funded Amount exceeded the Class A Investor Interest as of such Distribution Date after giving effect to all payments and allocations of Class A Investor Charge-Offs on such Distribution Date.

     SECTION 3. Servicing Compensation. The share of the Monthly Servicing Fee allocable to Series 2004-VFC with respect to any Due Period (the "Investor Monthly Servicing Fee") shall be equal to one-twelfth of the product of (i) the Series Servicing Fee Percentage and (ii) the Weighted Average Investor Interest for such Due Period. The share of the Monthly Servicing Fee allocable to the Seller or the Certificateholders of other Series shall be paid from the cash flows of the Trust allocated to the Seller or Certificateholders of other Series (as provided in the related Supplements or Receivables Purchase Agreements) and in no other event shall the Trust, the Trustee or the Investor Certificateholders be liable therefor. The Investor Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(a)(iii) and 4.11.

     SECTION 4. Variable Funding Mechanics. (a) Class A Incremental Fundings. From time to time during the Revolving Period, the Seller and the Servicer may notify the Agent and the Conduit Purchaser that a Class A Incremental Funding will occur, subject to the conditions of the Certificate Purchase Agreement, on the third or any later subsequent Business Day by delivering a Notice of Incremental Funding (as defined in the Certificate Purchase Agreement) executed by the Seller and the Servicer to the Administrator, specifying the amount of such Class A Incremental Funding (which shall be a minimum of $100,000 (or, in the case of the initial funding hereunder, $500,000) or a higher integral multiple thereof, except that a Class A Incremental Funding may be requested in the entire remaining Maximum Class A Funded Amount) and the Business Day upon which such Class A Incremental Funding is to occur. Upon the occurrence of any Class A Incremental Funding, the Class A Floating Allocation Percentage, the Class A Investor Interest, the Floating Allocation Percentage, the Investor Interest and the Class A Funded Amount shall increase as provided herein.

     (b) Class A Optional Amortization. On any Business Day in the Revolving Period or the Amortization Period, the Seller may cause the Servicer to provide notice to the Trustee and the affected Holders (an "Optional Amortization Notice") at least three Business Days prior to any Business Day (the "Optional Amortization Date") stating its intention to cause a full or partial amortization of the Class A Certificates (a "Class A Optional Amortization") with Available Principal Collections and/or Available Shared Principal Collections on the Optional Amortization Date, in an amount (the "Class A Optional Amortization Amount") of not less than $100,000 or a higher integral multiple thereof, except that the Class A Optional Amortization Amount may equal the entire Class A Funded Amount. The Optional Amortization Notice shall state the Optional Amortization Date, the Class A Optional Amortization Amount and the allocation of such Class A Optional Amortization Amount among the various outstanding Funding Tranches. The Class A Optional Amortization Amount shall be paid from Available Principal Collections and/or Available Shared Principal Collections. Allocation of the Class A Optional Amortization Amount among the various outstanding Funding Tranches shall be at the discretion of the Seller, and accrued interest and any Class A Additional Amounts on the affected Funding Tranches shall be payable on the first Distribution Date on or after the related Optional Amortization Date. On the Business Day prior to each Optional Amortization Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B) to withdraw Available Principal Collections and/or Available Shared Principal Collections from the Collection Account in an aggregate amount sufficient to pay the Class A Optional Amortization Amount on that Optional Amortization Date and the Trustee, acting in accordance with such instructions, shall on such Optional Amortization Date distribute such Class A Optional Amortization Amount to the Class A Certificateholders pursuant to Section 5.1. Notwithstanding the foregoing, no Class A Optional Amortization shall be made during any Due Period if the effect of such Class A Optional Amortization would be to cause any portion of the Class A Required Amount to remain unfunded on the related Distribution Date after giving effect to all applications of funds on such Distribution Date.

     (c) Refinanced Optional Amortization. On any Business Day in the Revolving Period or the Amortization Period, the Seller may, with the consent of each affected Series 2004-VFC Certificateholder, cause the Servicer to provide notice to the Trustee and all Series 2004-VFC Certificateholders at least three Business Days prior to any Business Day (the "Refinancing Date") stating its intention to cause the Class A Investor Interest and/or the Class B Investor Interest to be prepaid in full or in part on the Refinancing Date by causing the Investor Interest, as applicable, to be conveyed to one or more Persons (who may be the Holders of a new Series issued substantially contemporaneously with such prepayment) for a cash purchase price in an amount equal to the sum of (i) the Investor Interest (or the portion thereof that is being conveyed), plus (ii) accrued and unpaid interest on the Investor Interest (or the portion thereof that is being conveyed) through the Refinancing Date, plus
(iii) any accrued and unpaid Class A Non-Use Fees and Class A Additional Amounts in respect of the Class A Investor Interest (or portion thereof that is being conveyed) through the Refinancing Date, plus (iv) if any part of the Investor Interest attributable to the Class B Investor Interest is being conveyed, any accrued and unpaid Class B Non-Use Fees and Class B Additional Amounts in respect of the Class B Investor Interest (or portion thereof that is being conveyed) through the Refinancing Date. In the case of any such conveyance, the purchase price shall be deposited in the Collection Account and shall be distributed to the applicable Series 2004-VFC Holders on the Refinancing Date in accordance with the terms of this Supplement and the Agreement, except that any portion of such purchase price may be applied to reduce the Class B Investor Interest if and only to the extent that (i) the Specified Enhancement Amount, after giving effect to such conveyance, other applications of the purchase price, and any concurrent reduction in the Class A Funded Amount, shall not be less than the Required Enhancement Amount and (ii) the Available Series Cash Collateral Amount, after giving effect to any deposits or withdrawals therefrom, shall not be less than the Required CCA Floor Amount).

     (d) Class B Incremental Fundings. From time to time during the Revolving Period, the Seller and the Servicer may notify the Class B Certificateholders that a Class B Incremental Funding will occur, subject to the conditions of the Certificate Purchase Agreement, on the next Distribution Date or on the date of any Class A Incremental Funding pursuant to paragraph (a) above by delivering a Notice of Incremental Funding (as defined in the Certificate Purchase Agreement) executed by the Seller and the Servicer to the Class B Certificateholders, specifying the amount of such Class B Incremental Funding and the Business Date upon which such Class B Incremental Funding is to occur. Upon the occurrence of any Class B Incremental Funding, the Class B Floating Allocation Percentage, the Class B Investor Interest, the Floating Allocation Percentage, the Class B Funded Amount and the Investor Interest shall increase as provided herein.

     (e) Class B Optional Amortization. If on any Optional Amortization Date,
(i) the Specified Enhancement Amount (after giving effect to any Class A Optional Amortization to occur on such date) will be greater than the Required Enhancement Amount and (ii) the Available Series Cash Collateral Amount, after giving effect to any deposits or withdrawals therefrom, shall be equal to or greater than the Required CCA Floor Amount, if so specified in any Optional Amortization Notice delivered to the Trustee pursuant to paragraph (b) above, the Seller may cause a full or partial amortization of the Class B Certificates (a "Class B Optional Amortization") up to (but not in excess of) the amount of such Enhancement Surplus with Available Principal Collections and/or Available Shared Principal Collections on the Optional Amortization Date, in an amount (the "Class B Optional Amortization Amount"), except that the Class B Optional Amortization Amount may equal the entire Class B Funded Amount if otherwise permitted pursuant to this sentence. The Optional Amortization Notice shall state the Optional Amortization Date and the Class B Optional Amortization Amount. The Class B Optional Amortization Amount shall be paid from Available Principal Collections and/or Available Shared Principal Collections. Accrued interest and any Class B Additional Amounts shall be payable on the first Distribution Date on or after the related Optional Amortization Date. On the Business Day prior to each Optional Amortization Date, the Servicer shall instruct the

Trustee in writing (which writing shall be substantially in the form of Exhibit
B) to withdraw Available Principal Collections and/or Available Shared Principal Collections from the Collection Account in an aggregate amount sufficient to pay the Class B Optional Amortization Amount on that Optional Amortization Date and the Trustee, acting in accordance with such instructions, shall on such Optional Amortization Date distribute such Class B Optional Amortization Amount to the applicable Investor Certificateholders pursuant to Section 5.1. Notwithstanding the foregoing, no Class B Optional Amortization shall be made during any Due Period if the effect of such Class B Optional Amortization would be to cause any portion of the Class A Required Amount to remain unfunded on the related Distribution Date after giving effect to all applications of funds on such Distribution Date.

     SECTION 5. Optional Repurchase; Reassignment and Termination Provisions. The Series 2004-VFC Certificates shall be subject to transfer to the Servicer at its option on any Distribution Date, on or after the Distribution Date on which the Investor Interest is permanently reduced to an amount less than or equal to 10% of the sum of the Maximum Class A Funded Amount plus the Maximum Class B Funded Amount by deposit into the Collection Account of a final distribution for application in accordance with Section 12.3 in an amount which shall be equal to the sum of (i) the Investor Interest, plus (ii) accrued and unpaid interest on the Series 2004-VFC Certificates through the day preceding the Distribution Date on which the purchase occurs, plus (iii) any accrued and unpaid Class A Non-Use Fees and Class A Additional Amounts in respect of the Class A Certificates through the day preceding the Distribution Date on which the repurchase occurs plus (iv) any accrued and unpaid Class B Non-Use Fees and Class B Additional Amounts in respect of the Class B Certificates through the day preceding the Distribution Date on which the repurchase occurs. Upon the tender of the outstanding Series 2004-VFC Certificates by the Holders, the Trustee shall distribute the amounts, to the Series 2004-VFC Holders on the next Distribution Date in repayment of the principal amount and accrued and unpaid interest and other amounts owing to the Series 2004-VFC Holders. Following payment of the aggregate purchase price as provided above, the Series 2004-VFC Holders shall have no further rights with respect to the Receivables. In the event that the Servicer fails for any reason to deposit in the Collection Account the aggregate purchase price for the Investor Certificates, payments shall continue to be made to the Series 2004-VFC Holders in accordance with the terms of the Agreement and this Supplement. The Servicer shall not be permitted to effect an optional repurchase pursuant to this Section 5 unless, after payment of the amount specified above, the Class A Funded Amount shall have been paid in full.

     SECTION 6. Maximum Funded Amounts. The initial Maximum Class A Funded Amount of each Class A Certificate is as set forth on the related Class A Certificate. The Maximum Class A Funded Amount of each Class A Certificate may be reduced or increased from time to time as provided in the Certificate Purchase Agreement. Increases and decreases in the overall Maximum Class A Funded Amount shall be made ratably among the various Class A Certificates. The Maximum Class B Funded Amount may be reduced or increased from time to time (with notice to the Administrator) as provided in the Certificate Purchase Agreement.

     SECTION 7. Delivery and Payment for the Series 2004-VFC Certificates. (a) The Seller shall execute and deliver the Series 2004-VFC Certificates (in definitive, fully registered form) to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Series 2004-VFC Certificates when authenticated in accordance with

Section 6.2 of the Agreement. The Certificates shall be delivered as Definitive Certificates as provided in Sections 6.2 and 6.12.

     (b) The Agent shall record on the schedule attached to its Class A Certificate, the date and amount of each Class A Incremental Funding made under such Class A Certificate and each repayment thereof. The Class A Funded Amount so recorded shall be rebuttable presumptive evidence of the principal amount owing and unpaid on such Class A Certificate. The failure to so record any such amount or any error in so recording any such amount shall not, however, limit or otherwise affect the obligations of the Trust hereunder or under such Class A Certificate to repay the Class A Investor Interest evidenced by such Class A Certificate together with all interest and other amounts payable thereunder in accordance with the terms of this Supplement.

     SECTION 8. Article IV of Agreement. Sections 4.1, 4.2 and 4.3 of the Agreement shall be read in their entirety as provided in the Agreement. Article IV of the Agreement (except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 2004-VFC Certificates.

                                   ARTICLE IV.

                  RIGHTS OF CERTIFICATEHOLDERS AND RECEIVABLES
            PURCHASERS AND ALLOCATION AND APPLICATION OF COLLECTIONS

     SECTION 4.4. Rights of Series 2004-VFC Certificateholders. The Series 2004-VFC Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 2004-VFC Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Allocation Percentage and Principal Allocation Percentage (as applicable from time to time) of Collections received with respect to the Receivables and (b) funds on deposit in the Collection Account, the Series Cash Collateral Account and the Spread Account. The Class B Certificates shall be subordinated to the Class A Certificates to the extent described herein. The Exchangeable Seller Certificate shall not represent any interest in the Collection Account, the Series Cash Collateral Account or the Spread Account, except as specifically provided in this Article IV.

     SECTION 4.5. Allocations.

     (a) Allocations During the Revolving Period. During the Revolving Period, the Servicer shall, prior to the close of business on any day on which any Collections are deposited in the Collection Account, allocate the following amounts as set forth below:

          (i) allocate to the Series 2004-VFC Certificateholders an amount equal to the product of (A) the Floating Allocation Percentage on such date and
     (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such date, to be applied in accordance with Section 4.9(a);

          (ii) allocate to the Series 2004-VFC Certificateholders an amount equal to the product of (A) the Class B Investor Allocation on such date,
     (B) the Investor/Purchaser

     Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first on the related Distribution Date (to the extent not previously used to make an Optional Amortization Payment pursuant to Section 4 of the Supplement) in accordance with Section 4.12 and then in accordance with
     Section 4.9(b); and

          (iii) allocate to the Series 2004-VFC Certificateholders an amount equal to the product of (A) the Class A Investor Allocation on such date,
     (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied on the related Distribution Date (to the extent not previously used to make an Optional Amortization Payment pursuant to
     Section 4 of the Supplement) in accordance with Section 4.9(b).

     (b) Allocations During the Amortization Period. During the Amortization Period, the Servicer shall, prior to the close of business on any day on which any Collections are deposited in the Collection Account, allocate the following amounts as set forth below:

          (i) allocate to the Series 2004-VFC Certificateholders an amount equal to the product of (A) the Floating Allocation Percentage on such date and
     (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such date, to be applied in accordance with Section 4.9(a);

          (ii) allocate to the Series 2004-VFC Certificateholders an amount equal to the product of (A) the Class B Investor Allocation on such date,
     (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first on the related Distribution Date (to the extent not previously used to make an Optional Amortization Payment pursuant to
     Section 4 of the Supplement) in accordance with Section 4.12 and then in accordance with Section 4.9(c); and

          (iii) allocate to the Series 2004-VFC Certificateholders an amount equal to the product of (A) the Class A Investor Allocation on such date,
     (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied on the related Distribution Date (to the extent not previously used to make an Optional Amortization Payment pursuant to
     Section 4 of the Supplement) in accordance with Section 4.9(c).

     (c) Allocations During the Early Amortization Period. During the Early Amortization Period, Servicer shall, prior to the close of business on any day on which any Collections are deposited in the Collection Account, allocate the following amounts as set forth below:

          (i) allocate to the Series 2004-VFC Certificateholders an amount equal to the product of (A) the Floating Allocation Percentage on such date and
     (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such date, to be applied in accordance with Section 4.9(a);

          (ii) allocate to the Series 2004-VFC Certificateholders an amount equal to the product of (A) the Class B Investor Allocation on such date,
     (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12 and then in accordance with Section 4.9(c); and

          (iii) allocate to the Series 2004-VFC Certificateholders an amount equal to the product of (A) the Class A Investor Allocation on such date,
     (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied in accordance with Section 4.9(c).

          SECTION 4.6. Determination of Monthly Interest, Non-Use Fees and Breakage.

     (a) Pursuant to the Certificate Purchase Agreement, the Class A Certificates may from time to time be divided into one or more subdivisions (each, as further specified in the Certificate Purchase Agreement, a "Funding Tranche") which will accrue interest on different bases. For Funding Tranches that accrue interest by reference to a commercial paper rate or the London interbank offered rate, a specified period (each, a "Fixed Period") will be designated in the Certificate Purchase Agreement during which that Funding Tranche may accrue interest at a fixed rate. The "Class A Monthly Interest" for any Interest Period shall equal the sum of (i) the product of (A) the Class A Certificate Rate in effect for such Interest Period times (B) the Class A Investor Interest as of the last day of such Interest Period times (C) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360 plus (ii) the amount of any accrued and unpaid Class A Monthly Interest for any prior Interest Period plus additional interest (to the extent permitted by law) on such unpaid interest amount at the Class A Certificate for the current Interest Period plus 2%, as such "Class A Monthly Interest" is adjusted for such Interest Period in accordance with Section 2.6 of the Certificate Purchase Agreement, all as determined by Servicer on the related Determination Date. For purposes of such determination, Servicer shall rely upon information provided by the Administrator pursuant to the Certificate Purchase Agreement.

     (b) In addition to Class A Monthly Interest, the Class A Certificateholders
(i) shall receive a monthly commitment fee (a "Class A Non-Use Fee") with respect to each Interest Period (or portion thereof) falling in the Revolving Period at a rate specified in the Fee Letter referred to in the Certificate Purchase Agreement based on its portion of the excess of the Average Maximum Class A Funded Amount over the Average Class A Funded Amount for such period and
(ii) shall be entitled to receive certain other amounts identified as Class A Additional Amounts (such amounts, including Breakage Payments, being "Class A Additional Amounts") in the Certificate Purchase Agreement. The Class A Non-Use Fee shall accrue based upon the number of days in the related Interest Period (or the portion thereof falling in the Revolving Period) and a year of 360 days.

     (c) If any distribution of principal is made with respect to any Funding Tranche with a Fixed Period and a fixed interest rate other than on a Distribution Date or on the last day of that Fixed Period, or if the Class A Funded Amount or Class B Funded Amount is reduced by an Optional Amortization without two Business Days' prior notice to a Class A Certificateholder or Class B Certificateholder, as applicable, and in either case (i) the interest paid by such

Certificateholder (or, in the case of the Class A Certificate held by the Administrator as agent for the Conduit Purchaser and each Liquidity Provider, by the Conduit Purchaser or such Liquidity Provider, as applicable) to providers of funds to it to fund that Funding Tranche exceeds (ii) returns earned by such Certificateholder (or, in the case of the Class A Certificate held by the Administrator as agent for the Conduit Purchaser and each Liquidity Provider, by the Conduit Purchaser or such Liquidity Provider, as applicable) through the last day of that Fixed Period by redeployment of such funds in highly rated short-term money market instruments, then, upon written notice (which notice shall be signed by an officer of such Certificateholder (or the Conduit Purchaser or such Liquidity Provider, as applicable) with knowledge of and responsibility for such matters) and shall set forth in reasonable detail the basis for requesting the amounts from such Certificateholder (or the Conduit Purchaser or Liquidity Provider) to the Servicer, such Certificateholder (or the Conduit Purchaser or Liquidity Provider) shall be entitled to receive additional amounts in the amount of such excess (each, a "Breakage Payment") on the Distribution Date on or after the date such distribution of principal is made with respect to that Funding Tranche, so long as such written notice is received not later than noon, New York City time, on the Determination Date related to such Distribution Date. For purposes of calculations under this paragraph, any payment received by a Certificateholder later than noon, New York City time, on any day shall be deemed to have been received on the next day.

     (d) The amount of monthly interest distributable to the Class B Certificateholders on each Distribution Date (the "Class B Monthly Interest") shall equal the sum of (i) product of (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Certificate Rate in effect with respect to the related Interest Period, times (C) the Weighted Average Class B Investor Interest for the related Interest Period plus (ii) the amount of any accrued and unpaid Class B Monthly Interest for any prior Interest Period plus additional interest (to the extent permitted by law) on such unpaid interest amount at the Class B Certificate for the current Interest Period plus 2%.

     (e) In addition to Class B Monthly Interest, the Class B Certificateholders
(i) shall receive a monthly commitment fee (a "Class B Non-Use Fee") with respect to each Interest Period (or portion thereof) falling in the Revolving Period at a rate specified in the Fee Letter referred to in the Certificate Purchase Agreement based on its portion of the excess of the Average Maximum Class B Funded Amount over the Average Class B Funded Amount for such period and
(ii) shall be entitled to receive certain other amounts identified as Class B Additional Amounts (such amounts, including Breakage Payments, being "Class B Additional Amounts") in the Certificate Purchase Agreement. The Class B Non-Use Fee shall accrue based upon the number of days in the related Interest Period (or the portion thereof falling in the Revolving Period) and a year of 365 or 366 days, as applicable.

     SECTION 4.7. Determination of Monthly Principal.

     (a) The amount of monthly principal distributable from the Collection Account with respect to the Class A Certificates on each Distribution Date (the "Class A Monthly Principal"), beginning with the Distribution Date in the month following the month in which the Amortization Period or, if earlier, the Early Amortization Period, begins, shall be equal to the lesser of (i) the Available Principal Collections with respect to such Distribution Date and (ii) (a) for each Distribution Date with respect to the Amortization Period, the Controlled

Payment Amount for such Distribution Date and (b) for each Distribution Date during the Early Amortization Period, the Class A Investor Interest on such Distribution Date (after taking into account any adjustments to be made on such Distribution Date pursuant to Section 4.10).

     (b) The amount of monthly principal distributable with respect to the Class B Certificates on each Distribution Date (the "Class B Monthly Principal") shall be (i) during the Revolving Period, an amount equal to the lesser of (1) the amount of any Enhancement Surplus or such lesser amount as designated by the Servicer on the related Determination Date and (2) the Available Principal Collections not required for any Class A Optional Amortization on such Distribution Date, (ii) during the Amortization Period, an amount equal to the lesser of (1) the amount of any Enhancement Surplus on such Distribution Date and (2) the Available Principal Collections not required for Class A Monthly Principal or any Class A Optional Amortization on such Distribution Date and
(iii) during the Early Amortization Period on and after the date on which the Class A Investor Interest is paid in full, the Class B Investor Interest on such Distribution Date (after taking into account any adjustments to be made on such Distribution Date pursuant to Section 4.10 and Section 4.12).

     SECTION 4.8. Coverage of Class A Required Amount.

     (a) On or before each Distribution Date, Servicer shall determine the amount (the "Class A Required Amount"), if any, by which the sum of (i) the Class A Monthly Interest for such Distribution Date, plus (ii) the Class A Investor Loss Amount, if any, for the prior Due Period plus (iii) the Class A Investor Dilution Amount, if any, for such Distribution Date, (iv) the Investor Monthly Servicing Fee for the prior Due Period plus (v) any Class A Monthly Interest and Investor Monthly Servicing Fee included in the Class A Required Amount for any prior Distribution Date but not yet paid, exceeds the Available Funds for the related Due Period.

     (b) If the Class A Required Amount for any Distribution Date is greater than zero, (i) the Servicer shall give written notice to the Trustee of such positive Class A Required Amount on or before such Distribution Date and (ii) all or a portion of any Shared Excess Finance Charge Collections and any Required Draw Amount with respect to such Distribution Date in an amount equal to the Class A Required Amount, to the extent available, for such Distribution Date shall be distributed from the Collection Account or the Series Cash Collateral Account, as applicable, on such Distribution Date pursuant to Sections 4.9 and 4.16. If the Class A Required Amount for such Distribution Date exceeds the amount so allocated pursuant to the preceding sentence, an amount equal to such excess, to the extent available, for such Distribution Date shall be distributed from the Spread Account on such Distribution Date pursuant to
Section 4.17. If the Class A Required Amount for such Distribution Date exceeds the amount so allocated pursuant to the two preceding sentences, the Collections of Principal Receivables allocable to the Class B Certificates with respect to the prior Due Period shall be applied as specified in Section 4.12.

     SECTION 4.9. Monthly Payments. On or before each Distribution Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit C hereto) to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw on such Distribution Date, to the extent of available funds, the amounts required to be withdrawn from the Collection Account as follows:

     (a) An amount equal to the Available Funds for the related Due Period will be distributed on each Distribution Date, to the extent available, in the following priority:

          (i) an amount equal to the unpaid Class A Monthly Interest shall be distributed to the Class A Certificateholders in accordance with Section 5.1;

          (ii) an amount equal to the unpaid Write Down Accrual, if any, for such Distribution Date plus any Write Down Accrual due but not paid on any prior Distribution Date shall be distributed to the Class A
     Certificateholders in accordance with Section 5.1;

          (iii) an amount equal to the Investor Monthly Servicing Fee for such Distribution Date plus any Investor Monthly Servicing Fee due but not paid to the Servicer on any prior Distribution Date shall be distributed to Servicer;

          (iv) first, an amount equal to the Class A Investor Loss Amount, if any, and second, an amount equal to the Class A Investor Dilution Amount, if any, in either case, for the related Due Period shall be treated as a portion of Available Principal Collections on such Distribution Date;

          (v) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed will be treated as a portion of Available Principal Collections on such Distribution Date;

          (vi) first, an amount equal to the Class B Investor Loss Amount, if any, and then, an amount equal to the Class B Investor Dilution Amount, if any, in either case, for the prior Due Period will be treated as a portion of Available Principal Collections on such Distribution Date;

          (vii) an amount equal to the aggregate amount by which the Class B Investor Interest has been reduced for reasons other than the payment of principal to the Class B Certificateholders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be treated as a portion of Available Principal Collections on such Distribution Date;

          (viii) (x) first, an amount up to the excess, if any, of the Required Enhancement Amount (determined after all deposits, withdrawals, reductions, payments, and adjustments to be made with respect to such Distribution
     Date) over the Specified Enhancement Amount (determined after all deposits, withdrawals, reductions, payments and adjustments to be made with respect to such Distribution Date) shall be deposited in the Series Cash Collateral Account and (y) second, an amount up to the excess, if any of the Required CCA Floor Amount (determined after all deposits, withdrawals, reductions, payments, and adjustments to be made with respect to such Distribution
     Date) over the Available Series Cash Collateral Amount (determined after all deposits, withdrawals, reductions, payments and adjustments to be made with respect to such Distribution Date, including any deposits pursuant to clause (x) above) shall be deposited in the Series Cash Collateral Account;

          (ix) an amount up to the excess, if any, of the Required Spread Account Amount (determined after all deposits, withdrawals, reductions, payments and adjustments to be made with respect to such Distribution Date) over the Spread Account Amount (determined after all deposits, withdrawals, reductions, payments and adjustments to be made with respect to such Distribution Date) shall be deposited in the Spread Account;

          (x) an amount equal to the unpaid Class A Non-Use Fee, if any, for the related Interest Period plus any Class A Non-Use Fee due but not paid to the Class A Certificateholders on any prior Distribution Date shall be distributed to the Class A Certificateholders in accordance with Section 5.1

          (xi) an amount equal to the Class A Additional Amounts, if any, for the related Interest Period plus any Class A Additional Amounts due but not paid to the Class A Certificateholders on any prior Distribution Date shall be distributed to the Class A Certificateholders in accordance with Section 5.1;

          (xii) an amount equal to the Class B Monthly Interest will be paid to the Class B Certificateholders in accordance with Section 5.1;

          (xiii) an amount equal to (i) any Class B Non-Use Fee payable to the Class B Certificateholders under the Certificate Purchase Agreement for such Distribution Date, plus (ii) any Class B Additional Amounts payable to the Class B Certificateholders under the Certificate Purchase Agreement for such Distribution Date, plus (iii) the amount of any past due Class B Non-Use Fee and Class B Additional Amounts payable to the Class B Certificateholders in accordance with the Certificate Purchase Agreement; and

          (xiv) the balance, if any, after giving effect to the payments made pursuant to clauses (i) through (xiii) shall constitute "Excess Finance Charge Collections" to be applied with respect to other Series in accordance with Section 4.3 of the Agreement.

     (b) During the Revolving Period, an amount equal to the Available Principal Collections for the related Due Period will be distributed on each Distribution Date, to the extent available, in the following priority:

          (i) an amount equal to the Class B Monthly Principal for such Distribution Date shall be distributed to the Class B Certificateholders;

          (ii) an amount equal to the lesser of (A) Available Principal Collections for such Distribution Date after giving effect to the application specified in subsection 4.9(b)(i) above, and (B) the product of
     (1) a fraction, the numerator of which is equal to such Available Principal Collections and the denominator of which is equal to the sum of the Available Principal Collections available for sharing as specified in the related Supplement or Receivables Purchase Agreement for each Series (including this Series 2004-VFC) in Group One that are Principal Sharing Series and (2) the Cumulative Principal Shortfall, shall be treated as Shared Principal Collections and applied to Series in Group One that are Principal Sharing Series other than this Series 2004-VFC; and

          (iii) an amount equal to the excess, if any, of (A) the Available Principal Collections for such Distribution Date over (B) the applications specified in subsections 4.9(b)(i) and (ii) above shall be paid to the Holder of the Exchangeable Seller Certificate; provided, however, that in no event shall the amount payable to the Holder of the Exchangeable Seller Certificate pursuant to this subsection 4.9(b)(iii) be greater than the Seller Interest on such Distribution Date.

     (c) During a Fixed Allocation Period, an amount equal to the Available Principal Collections for the related Due Period plus any amounts in the Excess Funding Account allocable to Series 2004-VFC in accordance with Section 4.3(e) will be distributed on each Distribution Date, to the extent available, in the following priority:

          (i) an amount equal to the Class A Monthly Principal for such Distribution Date shall be distributed to the Class A Certificateholders in accordance with Section 5.1(a);

          (ii) an amount equal to Class B Monthly Principal shall be distributed to the Class B Certificateholders in accordance with Section 5.1(b);

          (iii) an amount equal to the lesser of (A) Available Principal Collections for such Distribution Date after giving effect to the application specified in clauses (i) and (ii) above and (B) the product of
     (1) a fraction, the numerator of which is equal to such Available Principal Collections and the denominator of which is equal to the sum of the Available Principal Collections available for sharing as specified in the related Supplement or Receivables Purchase Agreement for each Series (including this Series 2004-VFC) in Group One which is a Principal Sharing Series and (2) the Cumulative Principal Shortfall, shall be treated as Shared Principal Collections and applied to Series in Group One which are Principal Sharing Series other than this Series 2004-VFC; and

          (iv) an amount equal to the excess, if any, of (A) the Available Principal Collections over (B) the applications specified in clauses (i) through (iii) above shall be paid to the Holder of the Exchangeable Seller Certificate; provided, however, that in no event shall the amount payable to the Holder of the Exchangeable Seller Certificate pursuant to this subsection 4.9(c)(iv) be greater than the Seller Interest on such Distribution Date.

     SECTION 4.10. Investor Charge-Offs.

     (a) On or before each Distribution Date, the Servicer shall calculate the Class A Investor Loss Amount. If on any Distribution Date, the Class A Investor Loss Amount for the prior Due Period exceeds the sum of the amounts allocated with respect thereto pursuant to, without duplication, Section 4.8 subsection 4.9(a)(iv), Section 4.11, Section 4.12, Section 4.16 and Section 4.17 with respect to such Due Period, the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections on such Distribution Date) will be reduced by the amount of such excess. In the event that such reduction would cause the Class B Investor Interest to be a negative number, the Class B Investor Interest will be reduced to zero, and the Class A Investor Interest (after giving effect to reductions for any Class A Investor Charge-Offs on such Distribution Date) will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero, but not by more than the Class A Investor Loss Amount for such Distribution Date. Additionally, the Class A Investor Interest shall be reduced by the amount of any Series 2004-VFC Unfunded Dilution Amount remaining after giving effect to any related Class B Investor Charge-Off but not by more than the Class A Investor Dilution Amount for such Distribution Date (collectively with any reductions in the Class A Investor Interest pursuant to the immediately preceding sentence, a "Class A Investor Charge-Off"). If the Class A Investor Interest has been reduced by the amount of any Class A Investor Charge-Offs, it will be reimbursed on any Distribution Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Available Funds allocated and available for such purpose pursuant to subsections 4.9(a) and 4.11.

     (b) On or before each Distribution Date, the Servicer shall calculate the Class B Investor Loss Amount. If on any Distribution Date, the Class B Investor Loss Amount for the prior Due Period exceeds the amounts allocated with respect thereto pursuant to subsections 4.9(a) and 4.11 with respect to such Due Period, the Class B Investor Interest (after giving effect to any Reallocated Class B Principal Collections on such Distribution Date) will be reduced by the amount of such excess. Additionally, the Class B Investor Interest shall be reduced, but not below zero, by the amount of any Series 2004-VFC Unfunded Dilution Amount (collectively with any reductions in the Class B Investor Interest pursuant to the immediately preceding sentence, a "Class B Investor Charge-Off"). The Class B Investor Interest will also be reduced by the amount of Reallocated Class B Principal Collections pursuant to Section 4.12 and the amount of any portion of the Class B Investor Interest allocated to the Class A Certificates to avoid a reduction in the Class A Investor Interest pursuant to subsections 4.10(a) and 4.11. The Class B Investor Interest will thereafter be reimbursed (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) on any Distribution Date by the amount of Available Funds allocated and available for that purpose as described under subsection 4.9(a).

     SECTION 4.11. Shared Excess Finance Charge Collections Allocated to Series 2004-VFC. To the extent that on any Distribution Date funds are required to be distributed pursuant to any of Section 4.9(a)(i) through Section 4.9(a)(xiii), and the full amount to be distributed pursuant to any such section is not paid in full after the application of Available Funds for such Distribution Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit C hereto) to apply Shared Excess Finance Charge Collections allocated to Series 2004-VFC as provided in Section 4.14(b) with respect to the related Due Period in the manner and priority specified for application of Available Funds in Section 4.9(a)(i) through Section 4.9(a)(xiii).

     SECTION 4.12. Reallocated Class B Principal Collections. On or before each Distribution Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to apply Reallocated Class B Principal Collections in an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Distribution Date over (ii) the sum of (A) the amount of Available Funds and Shared Excess Finance Charge Collections allocated to Series 2004-VFC with respect to the related Due Period plus (B) the Available Series Cash Collateral Amount for such Distribution Date, plus (C) amounts withdrawn from the Spread Account for application in accordance with Section 4.17 on such Distribution Date, in accordance with, and in the priority set forth in, subsections 4.9(a)(i) through (v).

     On each Distribution Date, the Class B Investor Interest shall be reduced by the amount of Reallocated Class B Principal Collections for such Distribution Date.

     SECTION 4.13. Seller's or Servicer's Failure to Make a Deposit or Payment. If the Servicer or the Seller fails to make, or give instructions to make, any payment or deposit required to be made or given by the Servicer or Seller, respectively, at the time specified in the Agreement (including applicable grace periods), the Trustee shall make such payment or deposit from the applicable account without instruction from the Servicer or Seller. Such funds or the proceeds of such withdrawal shall be applied by the Trustee. The Trustee only shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof and only to the extent amounts on deposit in any applicable account are sufficient to make such payment, deposit or withdrawal. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment, deposit or withdrawal.

     SECTION 4.14. Shared Excess Finance Charge Collections.

     (a) The balance of any Available Funds on deposit in the Collection Account after giving effect to subsections 4.9(a)(i) through (xiii) will constitute a portion of Shared Excess Finance Charge Collections and will be available for allocation to other Series in Group One or to the Holder of the Exchangeable Seller Certificate as described in Section 4.3(g).

     (b) Series 2004-VFC shall be included in Group One. Subject to subsection 4.3(g) of the Agreement, Shared Excess Finance Charge Collections with respect to the Series in Group One for any Distribution Date will be allocated to Series 2004-VFC in an amount equal to the product of (x) the aggregate amount of Shared Excess Finance Charge Collections with respect to all Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2004-VFC for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all Series in Group One for such Distribution Date. The "Finance Charge Shortfall" for Series 2004-VFC for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.9(a)(i) through (xiii) on such Distribution Date over
(b) the Available Funds for such Distribution Date.

     SECTION 4.15. Shared Principal Collections. Subject to subsection 4.3(f) of the Agreement, Shared Principal Collections for any Distribution Date will be allocated to Series 2004-VFC in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Series in Group One that are Principal Sharing Series for such Distribution Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 2004-VFC for such Distribution Date and the denominator of which is the Cumulative Principal Shortfall for such Distribution Date.

     SECTION 4.16. Series Cash Collateral Account.

     (a) The Servicer, for the benefit of the Class A Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, a segregated trust account with a Qualified Depository Institution bearing a designation clearly indicating that the funds deposited therein are held in the name of the Trustee for the benefit of the Class A Certificateholders (the "Series Cash Collateral Account"). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series Cash Collateral Account and in all proceeds thereof. The Series Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Class A Certificateholders. Except as expressly provided in this Agreement, the Servicer agrees that it shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds held in the Series Cash Collateral Account for any amount owed to it by the Trustee, the Trust, or any Class A Certificateholder. If, at any time, the Trustee is advised in writing by the Servicer that the institution holding the Series Cash Collateral Account ceases to be a Qualified Depository Institution, the Trustee upon receiving such notice by the Servicer (or the Servicer on its behalf) shall promptly (but in any event within 20 Business Days) establish a new Series Cash Collateral Account with a Qualified Depository Institution meeting the conditions specified above, transfer any cash or any investments to such new Series Cash Collateral Account and from the date such new Series Cash Collateral Account is established, it shall be the "Series Cash Collateral Account."

     (b) On the date of the initial funding hereunder, the Servicer shall deposit into the Series Cash Collateral Account an amount equal to the excess of the Required Enhancement Amount over the Class B Investor Interest as of such date. Funds on deposit in the Series Cash Collateral Account shall at the direction of the Servicer be invested by the Trustee in Permitted Investments selected by the Servicer. All such Permitted Investments shall be held by the Trustee for the benefit of the Class A Certificateholders. The Trustee shall maintain for the benefit of the Class A Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. Funds on deposit in the Series Cash Collateral Account on any date (after giving effect to any withdrawals from the Series Cash Collateral Account on such date) will be invested in Permitted Investments that will mature so that funds will be available for withdrawal on the Distribution Date following such date. On each Determination Date, the Servicer shall instruct the Trustee to withdraw on the related Distribution Date from the Series Cash Collateral Account and deposit in the Collection Account all interest and earnings on funds on deposit in the Series Cash Collateral Account, for application as Available Funds on such Distribution Date.

     (c) On each Determination Date, the Servicer shall calculate the amount (the "Required Draw Amount") by which the sum of the amounts specified in clauses (i) through (v) of Section 4.9 with respect to the Distribution Date exceeds the amount of Available Funds and Shared Excess Finance Charge Collections allocated with respect to the related Distribution Date. In the event that any Distribution Date the Required Draw Amount is greater than zero, the Servicer shall give written notice to the Trustee of such positive Required Draw Amount on the related Determination Date. On the related Distribution Date, the Required Draw Amount, if any, up to the Available Series Cash Collateral Amount, shall be withdrawn from the Series Cash Collateral Account and distributed to fund any deficiency pursuant to subsections 4.9(a)(i) through
(v).

     (d) If, after giving effect to all deposits to and withdrawals from the Series Cash Collateral Account with respect to any Distribution Date, the Specified Enhancement Amount shall exceed the Required Enhancement Amount and the Class B Investor Interest shall have been reduced to zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw an amount equal to such excess from the Series Cash Collateral Account, and pay such amount to the Seller; provided, however that the Trustee shall only withdraw and pay an amount such that, after giving effect to such withdrawal, the Available Series Cash Collateral Amount shall not be less than the Required CCA Floor Amount.

     (e) The Trustee, acting in accordance with the instructions of the Servicer, shall from time to time deposit in the Series Cash Collateral Account
(i) a portion of the proceeds of any Incremental Funding under this Supplement, if necessary to cause the Specified Enhancement Amount to at least equal the Required Enhancement Amount on such date and to cause the Available Series Cash Collateral Amount to at least equal to the Required CCA Floor Amount and (ii) funds otherwise required to be deposited in the Series Cash Collateral Account pursuant to Section 4.9(a)(viii).

     SECTION 4.17. Spread Account.

     (a) The Servicer, for the benefit of the Class A Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, a segregated trust account with a Qualified Depository Institution bearing a designation clearly indicating that the funds deposited therein are held in the name of the Trustee for the benefit of the Class A Certificateholders (the "Spread Account"). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof. The Spread Account shall be under the sole dominion and control of the Trustee for the benefit of the Class A Certificateholders. Except as expressly provided in this Agreement, the Servicer agrees that it shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds held in the Spread Account for any amount owed to it by the Trustee, the Trust, or any Class A Certificateholder. If, at any time, the Trustee is advised in writing by the Servicer that the institution holding the Spread Account ceases to be a Qualified Depository Institution, the Trustee upon receiving such notice by the Servicer (or the Servicer on its behalf) shall promptly (but in any event within 20 Business Days) establish a new Spread Account with a Qualified Depository Institution meeting the conditions specified above, transfer any cash or any investments to such new Spread Account and from the date such new Spread Account is established, it shall be the "Spread Account."

     (b) Funds on deposit in the Spread Account shall at the direction of the Servicer be invested by the Trustee in Permitted Investments selected by the Servicer. All such Permitted Investments shall be held by the Trustee for the benefit of the Class A Certificateholders. The Trustee shall maintain for the benefit of the Class A Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. Funds on deposit in the Spread Account on any date (after giving effect to any withdrawals from the Spread Account on such date) will be invested in Permitted Investments that will mature so that funds will be available for withdrawal on the Distribution Date following such date. On each Determination Date, the Servicer shall instruct the Trustee to withdraw on the related Distribution Date from the Spread Account and deposit in the Collection Account all interest and earnings on funds on deposit in the Spread Account, for application as Available Funds on such Distribution Date.

     (c) If on any Distribution Date, any Class A Required Amount remains unfunded after all amounts distributed with respect thereto pursuant to Sections 4.9, 4.11 and 4.16, the Servicer shall instruct the Trustee in writing to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw, amounts on deposit in the Spread Account on such date to fund any such deficiency in accordance with and in the order of priority set forth in subsections 4.9(a)(i) through (v).

     (d) If, after giving effect to all deposits to and withdrawals from the Spread Account with respect to any Distribution Date, the Spread Account Amount shall exceed the Required Spread Account Amount, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw an amount equal to such excess from the Spread Account, and pay such amount to the Seller.

     (e) The Trustee, acting in accordance with the instructions of the Servicer, shall from time to time deposit in the Spread Account (i) a portion of the proceeds of any Incremental Funding under this Supplement, if necessary to cause the Spread Account Amount to at least equal the Required Spread Account Amount on such date and (ii) funds otherwise required to be deposited in the Spread Account pursuant to Section 4.9(a)(ix).

     SECTION 4.18. Interest Rate Cap.

     (a) The Servicer hereby represents that Fashion Service Corp has obtained and assigned to the Trust the Cap Agreement in favor of the Trust for the benefit of the Certificateholders. The Cap Agreement shall entitle the Trust to receive monthly the Cap Payment, if any, as set forth in the Cap Agreement.

     (b) Upon the effectiveness of any Replacement Interest Rate Cap, the Cap Agreement being replaced shall terminate and the applicable Cap Provider shall be released of all future obligations thereunder, provided that such Cap Agreement shall not be released from any obligations which have previously accrued thereunder and shall continue to be obligated to perform such obligations.

     (c) The Trustee hereby appoints the Servicer to act as calculation agent under the Cap Agreement and the Servicer accepts such appointment.

     SECTION 9. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 2004-VFC Certificates:

                                   ARTICLE V.

                      DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS

     SECTION 5.1. Distributions.

     (a) On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class A Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Trust Interests represented by Class A Certificates held by such Certificateholder) of amounts on deposit in the Collection Account as are payable to the Class A Certificateholders pursuant to Section 4.9 in immediately available funds to each Class A Certificateholder (at such Certificateholder's address as it appears in the Certificate Register).

     (b) On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class B Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Trust Interests represented by Class B Certificates held by such Certificateholder) of amounts on deposit in the Collection Account as are payable to the Class B Certificateholders pursuant to Section 4.9 in immediately available funds to each Class B Certificateholder (at such Certificateholder's address as it appears in the Certificate Register).

     (c) On each Optional Amortization Date, the Trustee shall distribute (in accordance with the instructions delivered to the Trustee pursuant to Section 4.2) to each Class A Certificateholder of record on the immediately preceding Record Date, such Certificateholder's pro rata share (based on the aggregate Undivided Trust Interests represented by the Class A Certificates held by such Certificateholder) of the Class A Optional Amortization Amount to be distributed on such date.

     (d) The Trustee shall promptly notify the Seller and the Servicer if it does not receive a payment under the Cap Agreement on the date on which such payment is due pursuant to the terms thereof.

     SECTION 5.2. Monthly Certificateholders' Statement.

     (a) On or before each Distribution Date, the Paying Agent shall forward to each Series 2004-VFC Certificateholder (with a copy to Standard & Poor's and Moody's) a statement substantially in the form of Exhibit D to this Supplement prepared by the Servicer.

     (b) Annual Certificateholders' Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 2005, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 2004-VFC Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Series 2004-VFC Certificateholders, as to Class A Monthly Interest, Class A Monthly Principal, the Class A Non-Use Fee and the Class A Additional Amount, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2004-VFC Certificateholder, together with such other customary information (consistent with the treatment of the Class A Certificates and the Class B Certificates as
debt) as the Servicer deems necessary or desirable to enable the Series 2004-VFC Certificateholders to prepare their tax returns. The Servicer will provide such information to the Trustee as soon as possible after January 1 of each calendar year. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

     SECTION 10. Series Early Amortization Events. If any one of the following events shall occur with respect to the Investor Certificates:

     (a) failure on the part of the Seller or the Originator (i) in the case of the Seller, to pay any Class A Non-Use Fee on any Distribution Date, (ii) to make any other payment or deposit required by the terms of the Agreement, this Supplement, the Certificate Purchase Agreement or the Purchase Agreement, on or before the date occurring five days after the date such payment or deposit is required to be made herein or (iii) to duly to observe or perform in any material respect any covenants or agreements of the Seller or Originator, as applicable, set forth in the Agreement, this Supplement, the Certificate Purchase Agreement or the Purchase Agreement, which failure has a material adverse effect on the Series 2004-VFC Certificateholders (which determination shall be made without reference to the amount of the Class B Investor Interest or the amount on deposit in the Spread Account or the Cash Collateral Account for such period) and which continues unremedied for a period of 35 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Controlling Certificateholders, and continues to affect materially and adversely the interests of the Series 2004-VFC Certificateholders for such period (which determination shall be made without reference to the amount of the Class B Investor Interest or the amount on deposit in the Spread Account or the Cash Collateral Account for such period);

     (b) any representation or warranty made by the Seller or the Originator in the Agreement, this Supplement, the Certificate Purchase Agreement or the Purchase Agreement, or any information contained in a computer file or microfiche or written list required to be delivered by the Seller pursuant to
Section 2.1 or 2.6 or by the Originator pursuant to Section 1.1 or 2.4(e) of the Purchase Agreement, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 35 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Controlling Certificateholders, and (ii) as a result of which the interests of the Series 2004-VFC Certificateholders are materially and adversely affected (which determination shall be made without reference to the amount of the Class B Investor Interest) and continue to be materially and adversely affected for such period; provided, however, that a Series Early Amortization Event pursuant to this subsection 9(b) shall not be deemed to have occurred hereunder if the

Seller has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

     (c) the difference of (a) the average Portfolio Net Yield for any three consecutive Due Periods minus (b) the average Base Rate for the Distribution Dates following each such Due Period is less than 1.0%;

     (d) the Seller shall fail to convey Receivables arising under Additional Accounts to the Trust, as required by subsection 2.6(a);

     (e) any Servicer Default shall occur which would have a material adverse effect on the Class A Certificateholders;

     (f) the Class A Investor Interest shall not be paid in full on the Class A Scheduled Final Payment Date;

     (g) (i) the Specified Enhancement Amount shall be less than the Required Enhancement Amount on any Distribution Date or (ii) the Available Series Cash Collateral Amount shall be less than the Required CCA Floor Amount, in either case, after giving effect to any deposits and payments on such date and such condition shall continue for ten days; or

     (h) the Seller, Servicer (if Servicer is the Originator or its Affiliate) or any Originator is subject to a Change in Control, which Change in Control has not been consented to by the Agent.

then, in the case of any event described above (other than any event described in subparagraph (c), (d), (f) or (g)) after any applicable grace period set forth in such subparagraphs, either the Trustee or the Controlling Certificateholders by notice then given in writing to the Seller and the Servicer (and to the Trustee if given by the Certificateholders) may declare that an early amortization event (a "Series Early Amortization Event") has occurred as of the date of such notice. Upon the occurrence of any event described in subparagraph (c), (d), (f) or (g)) above, a Series Early Amortization Event will occur automatically.

     SECTION 11. Series 2004-VFC Termination. The right of the Series 2004-VFC Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 2004-VFC Termination Date.

     SECTION 12. Ratification of Agreement. As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

     SECTION 13. Counterparts. This Supplement may be executed in any number of counterparts, each of which soexecuted shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     SECTION 14. Governing Law. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS,

RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 15. No Petition.

     (a) The Seller, the Servicer and the Trustee, by entering into this Supplement and each Series 2004-VFC Certificateholder, by accepting a Series 2004-VFC Certificate, hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Investor Certificates, the Agreement or this Supplement.

     (b) The Servicer and the Trustee, by entering into this Supplement and each Series 2004-VFC Certificateholder, by accepting a Series 2004-VFC Certificate, hereby covenant and agree that they will not at any time institute against the Seller, or join in any institution against the Seller of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Investor Certificates, the Agreement or this Supplement.

     SECTION 16. Tax Representation and Covenant. Notwithstanding Section 6.3 of the Pooling and Servicing Agreement, Seller shall not execute, and the Transfer Agent and Registrar shall not register the transfer of, any Class B Certificate, if after giving effect to the execution or transfer of such Class B Certificate, there would be more than 5 Private Holders of Class B Certificates. For purposes of this Supplement and the Pooling Agreement, each Holder of a Class B Certificate shall be a "Private Holder."

     SECTION 17. Amendments. No amendment may be made to this Supplement without satisfaction of the Rating Agency Condition.

     SECTION 18. Agent as Class A Certificateholder. Notwithstanding anything to the contrary in this Supplement, the Trust shall issue, and shall cause the Trustee to authorize and deliver to the Barclays Bank PLC, in its capacity as agent for the Conduit Purchaser and the Liquidity Providers (in such capacity, the "Agent") the Class A Certificate issued on the Closing Date. The Agent shall hold the Class A Certificates on behalf of the Conduit Purchaser and the Liquidity Providers in accordance with the outstanding amounts funded thereunder by the Conduit Purchaser, on the one hand, and the Liquidity Providers, on the other hand. Payments made to the Agent as the Class A Certificateholder shall be distributed to the Conduit Purchaser and/or the Liquidity Providers in accordance with the Certificate Purchase Agreement and the agreement through which the Liquidity Providers have agreed to provide liquidity support to the Conduit Purchaser in connection with this transaction.

     IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Series 2004-VFC Supplement to be duly executed by their respective officers as of the day and year first above written.

                            CHARMING SHOPPES RECEIVABLES CORP.,
                            Seller


                            By:
                               ------------------------------------------------
                            Name:
                                 ----------------------------------------------
                            Title:
                                  ---------------------------------------------


                            SPIRIT OF AMERICA, INC.
                            Servicer


                            By:
                               ------------------------------------------------
                            Name:
                                 ----------------------------------------------
                            Title:
                                  ---------------------------------------------


                            WACHOVIA BANK, NATIONAL
                            ASSOCIATION, not in its individual
                            capacity but solely as the Trustee
                            for CHARMING SHOPPES MASTER TRUST


                            By:
                               ------------------------------------------------
                            Name:
                                 ----------------------------------------------
                            Title:
                                  ---------------------------------------------

                                                                    EXHIBIT A-1

                           FORM OF CLASS A CERTIFICATE

                               CLASS A CERTIFICATE

          THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN AND IN THE CERTIFICATE PURCHASE AGREEMENT, EACH REFERRED TO BELOW.

No. [_______]                                             Maximum Stated Amount
                                                                $100,000,000.00

                          CHARMING SHOPPES MASTER TRUST
        FLOATING RATE ASSET BACKED CERTIFICATE, SERIES 2004-VFC, CLASS A

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables acquired by Charming Shoppes Receivables Corp. and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                      (Not an interest in or obligation of,
 Charming Shoppes Receivables Corp., Spirit of America National Bank,
    Spirit of America, Inc.Charming Shoppes, Inc. or any Affiliate thereof.)

     This certifies that Barclays Bank PLC, in its capacity as agent for the Conduit Purchaser and the Liquidity Purchasers (the "Class A Certificateholder") is the registered owner of the Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created under credit card accounts (the "Accounts") of Spirit of America National Bank, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables) and the other assets and interests constituting the Trust pursuant to a Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997, as amended on July 22, 1999 and on May 8, 2001 (as further amended or otherwise modified from time to time, the "Pooling and Servicing Agreement") and as supplemented by the Series 2004-VFC Supplement, dated as of January 21, 2004 (as amended or otherwise modified from time to time, the "Series 2004-VFC Supplement"), each by and among Charming Shoppes Receivables Corp., as Seller, Spirit of America, Inc., as Servicer, and Wachovia Bank, National Association, as Trustee (the "Trustee"). To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement as supplemented by the Series 2004-VFC Supplement (as so supplemented, the "Agreement").

     The Class A Certificateholder is hereby authorized to record on the grid attached to this Certificate (or at such holder's option, in its internal books and records) the date and amount of each Class A Incremental Funding made by the Conduit Purchaser, the amount of each repayment of the principal amount represented by this Certificate and any reductions to the Maximum Class A Funded Amount of this Certificate made pursuant to the Certificate Purchase Agreement, dated as of January 21, 2004 among the Seller, the Servicer, the initial Class A Certificateholder, as the administrator for the Conduit Purchaser, the Conduit Purchaser and the initial Class B Certificateholder (as amended or otherwise modified from time to time, the "Certificate Purchase Agreement"); provided, however, that failure to make any such recordation on the grid or records or any error in the grid or records shall not adversely affect the Class A Certificateholder's rights with respect to its interest in the assets of the Trust and its right to receive monthly interest in respect of the outstanding principal amount of this Certificate.

     The Seller has structured the Agreement and the Class A Certificates with the intention that the Class A Certificates will qualify under applicable tax law as indebtedness, and the Seller, the Holder of the Exchangeable Seller Certificate, the Servicer and each Class A Certificateholder (or Certificate Owner with respect to a Class A Certificate (a "Class A Certificate Owner")) by acceptance of its Class A Certificate (or in the case of a Class A Certificate Owner, by virtue of such Class A Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Class A Certificates (or beneficial interest therein) for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness. Each Class A Certificateholder agrees that it will cause any Class A Certificate Owner acquiring an interest in a Class A Certificate through it to comply with the Agreement as to treatment as indebtedness for certain tax purposes.

     This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and by which the Class A Certificateholder is bound.

     This Class A Certificate does not represent an obligation of, or an interest in, the Seller, the Originator or the Servicer, and neither the Class A Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class A Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth in the Agreement and the Certificate Purchase Agreement.

     The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

     As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate Undivided Interests, as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

     IN WITNESS WHEREOF, Charming Shoppes Receivables Corp. has caused this Class A Certificate to be duly executed under its official seal.

                                CHARMING SHOPPES RECEIVABLES CORP.


                                By:
                                   ---------------------------------------
                                         Authorized Officer
Attested to:


By:
   -----------------------------------------
         Assistant Secretary

Date: January 21, 2004

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                 WACHOVIA BANK, NATIONAL ASSOCIATION
                                 Trustee


                                 By:
                                 -------------------------------------------
                                          Authorized Officer


                   CLASS A INCREMENTAL FUNDINGS AND REPAYMENTS

Class A
Incremental       Principal         Outstanding               Maximum Class A
Funded Amount     Amount Repaid     Principal Balance         Funded Amount

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    EXHIBIT A-2

                           FORM OF CLASS B CERTIFICATE

          THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN AND IN THE CERTIFICATE PURCHASE AGREEMENT, EACH REFERRED TO BELOW.

No.[______]                                               Maximum Stated Amount
                                                              $32,000,000.00

                          CHARMING SHOPPES MASTER TRUST
        FLOATING RATE ASSET BACKED CERTIFICATE, SERIES 2004-VFC, CLASS B

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables acquired by Charming Shoppes Receivables Corp. and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                      (Not an interest in or obligation of,
      Charming Shoppes Receivables Corp., Spirit of America National Bank, Spirit of America, Inc. Charming Shoppes, Inc. or any Affiliate thereof.)

     This certifies that Charming Shoppes Receivables Corp., a Delaware corporation (the "Class B Certificateholder") is the registered owner of the Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created under credit card accounts (the "Accounts") of Spirit of America National Bank, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables) and the other assets and interests constituting the Trust pursuant to a Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997, as amended on July 22, 1999 and on May 8, 2001 (as further amended or otherwise modified from time to time, the "Pooling and Servicing Agreement") and as supplemented by the Series 2004-VFC Supplement, dated as of January 21, 2004 (as amended or otherwise modified from time to time, the "Series 2004-VFC Supplement"), each by and among Charming Shoppes Receivables Corp., as Seller, Spirit of America, Inc., as Servicer, and Wachovia Bank, National Association, as Trustee (the "Trustee"). To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement as supplemented by the Series 2004-VFC Supplement (as so supplemented, the "Agreement").

     The Class B Certificateholder is hereby authorized to record on the grid attached to this Certificate (or at such holder's option, in its internal books and records) the date and amount of each Class B Incremental Funding made by it, the amount of each repayment of the principal amount represented by this Certificate and any reductions to the Maximum Class B Funded Amount of this Certificate made pursuant to the Certificate Purchase Agreement, dated as of January 21, 2004 among the Seller, the Servicer, the initial Class A Certificateholder, the administrator for the Conduit Purchaser, the Conduit Purchaser and the initial Class B Certificateholder (as amended or otherwise modified from time to time, the "Certificate Purchase Agreement"); provided, however, that failure to make any such recordation on the grid or records or any error in the grid or records shall not adversely affect the Class B Certificateholder's rights with respect to its interest in the assets of the Trust and its right to receive monthly interest in respect of the outstanding principal amount of this Certificate.

     This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and by which the Class B Certificateholder is bound.

     This Class B Certificate does not represent an obligation of, or an interest in, the Seller, the Originator or the Servicer, and neither the Class B Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class B Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth in the Agreement and the Certificate Purchase Agreement.

     The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

     As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate Undivided Interests, as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

     IN WITNESS WHEREOF, Charming Shoppes Receivables Corp. has caused this Class B Certificate to be duly executed under its official seal.

                                     CHARMING SHOPPES RECEIVABLES CORP.


                                     By:
                                     ------------------------------------------
                                                 Authorized Officer
Attested to:


By:
   ------------------------------
        Assistant Secretary

Date: January 21, 2004

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                        WACHOVIA BANK, NATIONAL ASSOCIATION
                                        Trustee


                                        By:
                                           ------------------------------------
         Authorized Officer

                   CLASS B INCREMENTAL FUNDINGS AND REPAYMENTS

Class B
Incremental       Principal         Outstanding               Maximum Class B
Funded Amount     Amount Repaid     Principal Balance         Funded Amount

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                                                                       EXHIBIT B


 Form of Optional Amortization Payment Instructions and Notification to Trustee

                                          Date of Notice: ____________ __, ____

     The undersigned duly authorized representative of the Servicer hereby notifies the Trustee and the affected Holders that the Seller intends to cause a full or partial amortization of the Class A Certificates, pursuant to Section 4(b) of the Series 2004-VFC Supplement, dated as of January 21, 2004, among Charming Shoppes Receivables Corp. (the "Seller"), Spirit of America, Inc., (the "Servicer"), and Wachovia Bank, National Association (the "Trustee") (the "2004-VFC Supplement"). Capitalized terms used herein, but not otherwise defined, shall have the meanings given such terms in the 2004-VFC Supplement.

1. Optional Amortization Date:

2. Optional Amortization Amount:

3. Outstanding Funding Tranches: (a)
                                 (b)
                                 (c)
                                 (d)

4. Amount of the Optional Amortization Amount allocated to each Outstanding Funding Tranche:

                                            (a)
                                            (b)
                                            (c)
                                            (d)

     The Trustee is hereby instructed to withdraw Available Principal Collections and/or Available Shared Principal Collections from the Collection Account in an amount sufficient to pay the Class A Optional Amortization Amount to the Class A Certificateholders. The Trustee is hereby instructed to pay this amount to the Certificateholders in accordance with Section 5.1 of the Series 2004-VFC Supplement.

                                     SPIRIT OF AMERICA, INC., as Servicer

                                     -------------------------------------
                                     Name:

                                                                      EXHIBIT C


                    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                           NOTIFICATION TO THE TRUSTEE

                                                                       EXHIBIT D


                  FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                 Series 2004-VFC

                             SPIRIT OF AMERICA, INC.

                            -------------------------

                          CHARMING SHOPPES MASTER TRUST

                            -------------------------

     [TO BE DELIVERED IN A FORM TO BE AGREED UPON BY THE TRUSTEE, SERVICER, AND SELLER PRIOR TO THE INITIAL FUNDING HEREUNDER.]

                                                                      EXHIBIT E


                       FORM OF INTEREST RATE CAP AGREEMENT